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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                          Pioneer Series Trust XI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2015 through December 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                        Pioneer Core
                        Equity Fund

--------------------------------------------------------------------------------
                        Annual Report | December 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIOTX
                        Class C     PCOTX
                        Class Y     PVFYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          22

Notes to Financial Statements                                                 29

Report of Independent Registered Public Accounting Firm                       37

Approval of Investment Advisory Agreement                                     39

Trustees, Officers and Service Providers                                      43

                           Pioneer Core Equity Fund | Annual Report | 12/31/15 1

President's Letter

Dear Shareowner,

Over the past several years, many investors experienced positive returns across most major asset classes. However, 2015 was a tale of two markets, with favorable market conditions in the first half of the year, followed by an abrupt slowdown and increased volatility beginning in August. The global markets were challenged by significant economic cross-currents in different geographic regions and industrial sectors. While the U.S. economy gradually improved, growth slowed in China. Emerging markets struggled following a decline in commodity prices, especially oil. While lower energy prices are good for the consumer, there were ripple effects throughout the global economy.

Against this backdrop, the Standard & Poor's 500 Index rose by just 1.4% in 2015, international equity markets were essentially flat, and emerging market equities fell sharply. Across U.S. fixed-income sectors, U.S. government and investment-grade corporate bonds were fairly flat for the year, while high-yield bonds, as measured by the Bank of America Merrill Lynch Master II High Yield Index, posted a -4.9% total return.

Entering 2016, we see the U.S. economy growing modestly, against an overall global economic backdrop that remains fragile and points towards structurally lower growth. As always in a Presidential election year, political rhetoric has the potential to impact U.S. sectors such as health care in 2016. Economies around the world in both developed and emerging markets are experiencing deep structural change. Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues all increase the possibility of sharp swings in asset values. In this environment, financial markets remain vulnerable to unusual levels of volatility. While divergences among regions and industries is an important theme, we are generally optimistic about the outlook for the U.S. economy, which we expect will see continued, positive growth led by a strengthened consumer.

Throughout Pioneer's history, we have believed in the importance of active management. In periods of market volatility, we believe that the value of active management is even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Core Equity Fund | Annual Report | 12/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 31, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                           Pioneer Core Equity Fund | Annual Report | 12/31/15 3

Portfolio Management Discussion | 12/31/15

Domestic equity investments produced modest results during 2015, a year that saw increasing market volatility as stock prices reversed direction in a series of alternating rallies and corrections. In the following interview, Craig D. Sterling discusses the market environment and the factors that influenced the performance of Pioneer Core Equity Fund during the 12-month period ended December 31, 2015. Mr. Sterling, a Senior Vice President, Head of Equity Research, U.S., and a portfolio manager at Pioneer Investments, became a manager of the Fund on May 29, 2015, and is responsible for day-to-day management of the Fund's portfolio, along with John Peckham, CFA, a senior vice president and a portfolio manager at Pioneer, and James Moynihan, a vice president and senior equity analyst at Pioneer.

Q How did the Fund perform during the 12-month period ended December 31, 2015?

A Pioneer Core Equity Fund's Class A shares returned -1.49% at net asset value during the 12-month period ended December 31, 2015, while the Fund's benchmark, the S&P 500 Index, returned 1.39%. During the same period, the average return of the 876 mutual funds in Lipper's Large-Cap Core Funds category was -0.55%, and the average return of the 1,606 mutual funds in Morningstar's Large Blend Funds category was -1.07%.

Q How would you describe the investment environment for equities during the 12-month period ended December 31, 2015?

A The stock market experienced continual reversals during the 12-month period, moving up and down as investors' sentiments about conditions in the domestic and global economies - and corporate earnings outlooks - shifted. At the beginning of the year, the principal factor weighing on the market was the continuing downward trend in commodity prices (particularly oil) that had begun in 2014. The price losses particularly affected energy and materials companies, but also had impacts on industrial companies dependent on the energy industry. However, the mood shifted to the positive side in the first quarter of the year when oil prices began recovering at the same time that new-job creation in the U.S. was on the upswing and the housing market showed clear signs of improvement.

4 Pioneer Core Equity Fund | Annual Report | 12/31/15

     Nevertheless, the equity market's spring recovery ended late in the second calendar quarter of the year on news of a renewed debt crisis in Greece and slackening economic growth in China. Further compounding matters was the Chinese government's August 2015 move to devalue the nation's currency, the yuan, which caused China's stock market to plunge dramatically and led to heightened volatility in the U.S. markets. Moreover, the prices of oil and other commodities once again began to decline, prompting concerns that slowing demand in China was undermining global economic growth trends.

     Against that backdrop, the U.S. economy, nevertheless, appeared to be weathering the storm, buoyed by improving consumer confidence and rising employment, which were boons for stocks of consumer-oriented companies in particular, even as more export-oriented industries continued to struggle. In the final quarter of the year, the domestic stock market appeared to be recovering, with major indices reversing the previous quarter's negative results and finishing the full calendar year in positive territory, if only slightly. (The S&P 500, the Fund's benchmark, returned 1.39% for the 12-month period.)

     In the final month of 2015, in fact, the U.S. Federal Reserve (the Fed) was confident enough about the domestic economy to tighten monetary policy, and raised short-term interest rates for the first time in several years.

Q What were the main reasons for the Fund's underperformance of the S&P 500 Index during the 12-month period ended December 31, 2015?

A Stock selection results, particularly in the consumer discretionary, financials, industrials, and health care sectors were the primary detractors from the Fund's benchmark-relative performance during the 12-month period.

     In consumer discretionary, the Fund's shares of broadcasting company CBS proved to be a negative for relative performance, as traditional media companies struggled in competition for advertising revenues against newer, internet-based competitors, while the threat of consumer "cord-cutting" - the abandonment of cable by customers switching over to streaming video and other viewing options - looms over traditional cable and broadcasters. Not owning shares of Amazon also hurt the Fund's relative performance in the sector.

                           Pioneer Core Equity Fund | Annual Report | 12/31/15 5

     In the industrials sector, our decision not to own shares of General Electric detracted from relative performance when the market grew hopeful of a successful turnaround for the company, as it began the transition to a greater emphasis on technology and industrial operations, with less reliance on financial services. Also in industrials, the Fund's shares of American Airlines Group hurt relative returns as airline stocks, in general, underperformed due to investors' concerns over unit revenue growth as well as the possibility that the industry will add capacity beyond previously anticipated levels.

     The Fund's worst relative performer during the period came from the consumer staples sector: Keurig Green Mountain. The company executed poorly both in its transition to a new line of single-cup coffee brewing machines, and in its introduction of the new KOLD line of single-serve beverage stations for cold drinks. Finally, while stock selection results in the information technology sector were positive overall for the Fund's relative returns during the period, a position in Yahoo! was one of the weaker-performing holdings in the portfolio, as the company poorly executed the attempted sale of its stake in Chinese internet retailer Alibaba.

Q What factors contributed positively to the Fund's benchmark-relative performance during the 12-month period ended December 31, 2015?

A The primary contributor to relative returns during the period was stock selection in the information technology sector, with an additional boost from good selection results in the underperforming materials and energy sectors.

     The Fund's most noteworthy outperforming position during the 12-month period was software giant Microsoft, which outperformed the S&P 500 Index by 20%. Microsoft has emerged as one of the few major technology leaders from the late 20th century and early 21st century that has successfully managed the transition from desktop- and mainframe-centric systems to the cloud technology. Another holding in the information technology sector that performed well and supported the Fund's benchmark-relative results was Alphabet, which is the new corporate name for Google. As the company's operations continued to grow, Alphabet pleased the market by making its finances and business model more transparent to investors. The Fund's position in internet retailer eBay was yet another technology holding that helped relative performance.

     In materials, the primary contributor to the Fund's relative returns was a position in Ecolab, a specialty chemicals company that showed stability and resiliency during a period when many chemical companies struggled. Other

6 Pioneer Core Equity Fund | Annual Report | 12/31/15 holdings, across various sectors, that performed well for the Fund in a challenging market environment included tobacco firm Reynolds American, Starbucks, O'Reilly Automotive, Molson Coors Brewing, and CVS Health.

     Reynolds successfully acquired competitor Lorillard during the period, while Starbucks continued to expand its beverage and food offerings, deployed mobile ordering, and increased sales and earnings. O'Reilly Automotive, which operates a chain of automotive parts retailers, outperformed most other store-based retailers, given its market-leading position and operations in a retail segment that has a minimal online threat. Molson Coors announced that it would acquire its joint-venture with SABMiller (SAB) as a result of SAB's acquisition by global brewer Ambev, thus consolidating its operations in North America. Shares of CVS, the retail pharmaceutical chain and pharmacy benefits manager, rose during the period as the company raised its earnings outlook for 2016 and completed its acquisition of retailer Target's pharmacy business.

Q Did the Fund invest in any derivative securities during the 12-month period ended December 31, 2015?

A    No, we did not invest the Fund in any derivatives during the period.

Q    What is your investment outlook?

A As we enter the new calendar year, there is much weighing on the stock market. Among the issues at the forefront include: a commodity and industrial recession that shows no signs of abating; a slowing global economy with diverging central-bank policies; geopolitical unrest; uncertainty created by the 2016 U.S. Presidential election and the political rhetoric, particularly about drug pricing and the future of the Affordable Care Act, emanating from some of the candidates; very high correlations in the stock market and a narrowing list of outperforming stocks that drive the market indices higher; and massive secular changes in many sectors as the impacts of technology and disruptions of business models become more pervasive. The industrial recession arrived in the aftermath of a 10-year commodity and industrial boom, led by China, which is still in the early stages of a seemingly much-needed correction of excess in both production and supply. A headline example of massive secular change is the impact that Amazon is having on retailing as well as on technology, both hardware and software.

                           Pioneer Core Equity Fund | Annual Report | 12/31/15 7

     However, we believe there are many reasons to be constructive. For example, job and wage growth continue to bolster the U.S. economy; given that consumer-related spending represents a significant percentage of gross domestic product, those developments may provide a very positive underpinning for the stock market. There are also positive economic and business effects resulting from the decline in energy prices. Among other positive factors are record levels of merger-and-acquisition activity; a technology revolution in many areas of the economy that is creating increasingly clear winners; strong innovation in health care, both in terms of science and efficiency in the delivery of care; a banking system populated with institutions that are much better capitalized than prior to the credit crisis; and acknowledgement from the Fed that unprecedented and very accommodative monetary policy, marked by virtually zero interest rates for several years, is no longer necessary.

     In managing the Fund, we center our investment process on the concept of "economic value-added," which is the profit generated above a company's cost of capital. The Fund's management team looks for companies that can increase economic value and trade at a discount to their intrinsic value. Pioneer Core Equity Fund is what we consider a "best ideas fund" of Pioneer's research analysts, who average more than 15 years of experience covering their respective industries. The analysts' deep knowledge of both industries and companies, combined with a focus on economic profit and disciplined valuation analysis, provides the basis for our stock selection process. We believe the structure provides confidence as we seek to identify high-conviction Fund investments in companies that have the financial and business-model strength to weather economic and market cycles; that have demonstrated that they are cyclical and/or secular winners, which includes the ability to grow economic profit incrementally; and that have built capable and properly incentivized management teams.

8 Pioneer Core Equity Fund | Annual Report | 12/31/15

Please refer to the Schedule of Investments on pages 17-21 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                           Pioneer Core Equity Fund | Annual Report | 12/31/15 9

Portfolio Summary | 12/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         94.4%
International Common Stocks                                                 3.4%
Depositary Receipts for International Stocks                                2.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     22.5%
Financials                                                                 18.4%
Health Care                                                                14.4%
Consumer Discretionary                                                     11.1%
Industrials                                                                10.6%
Consumer Staples                                                            8.7%
Energy                                                                      5.8%
Utilities                                                                   4.5%
Materials                                                                   2.8%
Telecommunication Services                                                  1.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Microsoft Corp.                                                      4.67%
--------------------------------------------------------------------------------
 2.   Apple, Inc.                                                          4.57
--------------------------------------------------------------------------------
 3.   JPMorgan Chase & Co.                                                 4.25
--------------------------------------------------------------------------------
 4.   Johnson & Johnson                                                    3.83
--------------------------------------------------------------------------------
 5.   Time Warner, Inc.                                                    3.31
--------------------------------------------------------------------------------
 6.   Cardinal Health, Inc.                                                3.05
--------------------------------------------------------------------------------
 7.   Bank of America Corp.                                                2.99
--------------------------------------------------------------------------------
 8.   Starbucks Corp.                                                      2.79
--------------------------------------------------------------------------------
 9.   Molson Coors Brewing Co. (Class B)                                   2.61
--------------------------------------------------------------------------------
10.   O'Reilly Automotive, Inc.                                            2.55
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Core Equity Fund | Annual Report | 12/31/15

Prices and Distributions | 12/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        12/31/15                    12/31/14
--------------------------------------------------------------------------------
           A                            $16.80                     $17.18
--------------------------------------------------------------------------------
           C                            $15.11                     $15.48
--------------------------------------------------------------------------------
           Y                            $16.95                     $17.34
--------------------------------------------------------------------------------

Distributions per Share: 1/1/15 - 12/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment        Short-Term        Long-Term
         Class            Income           Capital Gains    Capital Gains
--------------------------------------------------------------------------------
           A             $0.1248               $  --            $  --
--------------------------------------------------------------------------------
           C             $0.0079               $  --            $  --
--------------------------------------------------------------------------------
           Y             $0.1807               $  --            $  --
--------------------------------------------------------------------------------

Index Definition

The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 11

Performance Update | 12/31/15                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Core Equity Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                      Net            Public
                                      Asset          Offering          S&P
                                      Value          Price             500
Period                                (NAV)          (POP)             Index
--------------------------------------------------------------------------------
10 Years                               6.97%           6.34%            7.30%
5 Years                               10.51            9.20            12.55
1 Year                                -1.49           -7.16             1.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
                                      Gross
--------------------------------------------------------------------------------
                                      0.94%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Core Equity Fund       S&P 500 Index
12/05                     $ 9,425                        $10,000
12/06                     $10,847                        $11,578
12/07                     $11,604                        $12,214
12/08                     $ 7,517                        $ 7,696
12/09                     $ 9,705                        $ 9,733
12/10                     $11,217                        $11,201
12/11                     $11,326                        $11,435
12/12                     $12,970                        $13,263
12/13                     $16,993                        $17,557
12/14                     $18,767                        $19,956
12/15                     $18,488                        $20,234

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

12 Pioneer Core Equity Fund | Annual Report | 12/31/15

Performance Update | 12/31/15                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Core Equity Fund for the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                                                       S&P
                                      If              If               500
Period                                Held            Redeemed         Index
--------------------------------------------------------------------------------
10 Years                               6.04%           6.04%            7.30%
5 Years                                9.52            9.52            12.55
1 Year                                -2.34           -2.34             1.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
                                      Gross
--------------------------------------------------------------------------------
                                      1.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Core Equity Fund       S&P 500 Index
12/05                     $10,000                        $10,000
12/06                     $11,404                        $11,578
12/07                     $12,111                        $12,214
12/08                     $ 7,785                        $ 7,696
12/09                     $ 9,959                        $ 9,733
12/10                     $11,405                        $11,201
12/11                     $11,418                        $11,435
12/12                     $12,944                        $13,263
12/13                     $16,803                        $17,557
12/14                     $18,402                        $19,956
12/15                     $17,972                        $20,234

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 13

Performance Update | 12/31/15                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2015)
--------------------------------------------------------------------------------
                                                     Net
                                                     Asset             S&P
                                                     Value             500
Period                                               (NAV)             Index
--------------------------------------------------------------------------------
10 Years                                               7.30%            7.30%
5 Years                                               10.82            12.55
1 Year                                                -1.21             1.39
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2015)
--------------------------------------------------------------------------------
                                      Gross
--------------------------------------------------------------------------------
                                      0.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Core Equity Fund       S&P 500 Index
12/05                     $ 5,000,000                    $ 5,000,000
12/06                     $ 5,764,525                    $ 5,789,055
12/07                     $ 6,200,365                    $ 6,106,846
12/08                     $ 4,032,881                    $ 3,847,906
12/09                     $ 5,221,076                    $ 4,866,499
12/10                     $ 6,050,834                    $ 5,600,567
12/11                     $ 6,123,590                    $ 5,717,489
12/12                     $ 7,030,603                    $ 6,631,575
12/13                     $ 9,244,851                    $ 8,778,330
12/14                     $10,238,339                    $ 9,977,796
12/15                     $10,114,132                    $10,116,767

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Core Equity Fund | Annual Report | 12/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on actual returns from July 1, 2015, through December 31, 2015.

--------------------------------------------------------------------------------
Share Class                      A                 C                     Y
--------------------------------------------------------------------------------
Beginning Account Value     $1,000.00          $1,000.00             $1,000.00
on 7/1/15
--------------------------------------------------------------------------------
Ending Account Value        $  980.00          $  976.01             $  981.72
on 12/31/15
--------------------------------------------------------------------------------
Expenses Paid               $    4.64          $    8.67             $    3.10
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.93%, 1.74% and 0.62% for Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2015, through December 31, 2015.

--------------------------------------------------------------------------------
Share Class                      A                 C                     Y
--------------------------------------------------------------------------------
Beginning Account Value     $1,000.00          $1,000.00             $1,000.00
on 7/1/15
--------------------------------------------------------------------------------
Ending Account Value        $1,020.52          $1,016.43             $1,022.08
on 12/31/15
--------------------------------------------------------------------------------
Expenses Paid               $    4.74          $    8.84             $    3.16
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.93%, 1.74% and 0.62% for Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Core Equity Fund | Annual Report | 12/31/15

Schedule of Investments | 12/31/15

---------------------------------------------------------------------------------------------
 Shares                                                                        Value
---------------------------------------------------------------------------------------------
                  COMMON STOCKS -- 99.2%
                  ENERGY -- 5.8%
                  Oil & Gas Equipment & Services -- 2.2%
   559,343        Halliburton Co.                                              $   19,040,036
   210,212        Schlumberger, Ltd.                                               14,662,287
                                                                               --------------
                                                                               $   33,702,323
---------------------------------------------------------------------------------------------
                  Oil & Gas Exploration & Production -- 1.1%
   533,764        Newfield Exploration Co.*                                    $   17,379,356
---------------------------------------------------------------------------------------------
                  Oil & Gas Refining & Marketing -- 2.5%
   534,415        Valero Energy Corp.                                          $   37,788,485
                                                                               --------------
                  Total Energy                                                 $   88,870,164
---------------------------------------------------------------------------------------------
                  MATERIALS -- 2.8%
                  Commodity Chemicals -- 1.9%
   338,736        LyondellBasell Industries NV                                 $   29,436,158
---------------------------------------------------------------------------------------------
                  Specialty Chemicals -- 0.9%
   116,422        Ecolab, Inc.                                                 $   13,316,348
                                                                               --------------
                  Total Materials                                              $   42,752,506
---------------------------------------------------------------------------------------------
                  CAPITAL GOODS -- 6.5%
                  Aerospace & Defense -- 4.5%
   346,031        Honeywell International, Inc.                                $   35,838,431
   265,855        Raytheon Co.                                                     33,106,923
                                                                               --------------
                                                                               $   68,945,354
---------------------------------------------------------------------------------------------
                  Construction & Farm Machinery & Heavy Trucks -- 0.9%
   133,117        WABCO Holdings, Inc.*                                        $   13,612,544
---------------------------------------------------------------------------------------------
                  Industrial Machinery -- 1.1%
   309,812        Ingersoll-Rand Plc                                           $   17,129,505
                                                                               --------------
                  Total Capital Goods                                          $   99,687,403
---------------------------------------------------------------------------------------------
                  TRANSPORTATION -- 4.0%
                  Air Freight & Logistics -- 2.3%
   360,781        United Parcel Service, Inc. (Class B)                        $   34,717,956
---------------------------------------------------------------------------------------------
                  Airlines -- 1.7%
   619,348        American Airlines Group, Inc.                                $   26,229,388
                                                                               --------------
                  Total Transportation                                         $   60,947,344
---------------------------------------------------------------------------------------------
                  CONSUMER DURABLES & APPAREL -- 1.5%
                  Homebuilding -- 1.5%
   661,349        Toll Brothers, Inc.*                                         $   22,022,922
                                                                               --------------
                  Total Consumer Durables & Apparel                            $   22,022,922
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 17

---------------------------------------------------------------------------------------------
 Shares                                                                        Value
---------------------------------------------------------------------------------------------
                  CONSUMER SERVICES -- 2.8%
                  Restaurants -- 2.8%
     704,978      Starbucks Corp.                                              $   42,319,829
                                                                               --------------
                  Total Consumer Services                                      $   42,319,829
---------------------------------------------------------------------------------------------
                  MEDIA -- 3.3%
                  Movies & Entertainment -- 3.3%
     774,364      Time Warner, Inc.                                            $   50,078,120
                                                                               --------------
                  Total Media                                                  $   50,078,120
---------------------------------------------------------------------------------------------
                  RETAILING -- 3.6%
                  Apparel Retail -- 1.1%
     304,038      Ross Stores, Inc.                                            $   16,360,285
---------------------------------------------------------------------------------------------
                  Automotive Retail -- 2.5%
     152,571      O'Reilly Automotive, Inc.*                                   $   38,664,543
                                                                               --------------
                  Total Retailing                                              $   55,024,828
---------------------------------------------------------------------------------------------
                  FOOD, BEVERAGE & TOBACCO -- 8.7%
                  Brewers -- 2.6%
     420,721      Molson Coors Brewing Co. (Class B)                           $   39,514,116
---------------------------------------------------------------------------------------------
                  Packaged Foods & Meats -- 4.4%
     806,242      Mondelez International, Inc.                                 $   36,151,891
     349,854      The Hershey Co.                                                  31,231,467
                                                                               --------------
                                                                               $   67,383,358
---------------------------------------------------------------------------------------------
                  Tobacco -- 1.7%
     566,976      Reynolds American, Inc.                                      $   26,165,942
                                                                               --------------
                  Total Food, Beverage & Tobacco                               $  133,063,416
---------------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SERVICES -- 6.1%
                  Health Care Equipment -- 1.2%
     243,082      Medtronic PLC                                                $   18,697,867
---------------------------------------------------------------------------------------------
                  Health Care Distributors -- 3.0%
     516,784      Cardinal Health, Inc.                                        $   46,133,308
---------------------------------------------------------------------------------------------
                  Managed Health Care -- 1.9%
     143,201      Aetna, Inc.                                                  $   15,482,892
      73,397      Humana, Inc.                                                     13,102,098
                                                                               --------------
                                                                               $   28,584,990
                                                                               --------------
                  Total Health Care Equipment & Services                       $   93,416,165
---------------------------------------------------------------------------------------------
                  PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 8.2%
                  Biotechnology -- 4.4%
     122,594      Alder Biopharmaceuticals, Inc.                               $    4,049,280
     216,799      Celgene Corp.*                                                   25,963,848
     252,297      Gilead Sciences, Inc.*                                           25,529,933
      93,805      Vertex Pharmaceuticals, Inc.*                                    11,803,483
                                                                               --------------
                                                                               $   67,346,544
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Core Equity Fund | Annual Report | 12/31/15

---------------------------------------------------------------------------------------------
 Shares                                                                        Value
---------------------------------------------------------------------------------------------
                  Pharmaceuticals -- 3.8%
   565,435        Johnson & Johnson                                            $   58,081,483
                                                                               --------------
                  Total Pharmaceuticals, Biotechnology & Life Sciences         $  125,428,027
---------------------------------------------------------------------------------------------
                  BANKS -- 9.9%
                  Diversified Banks -- 7.2%
 2,694,542        Bank of America Corp.                                        $   45,349,142
   975,384        JPMorgan Chase & Co.                                             64,404,606
                                                                               --------------
                                                                               $  109,753,748
---------------------------------------------------------------------------------------------
                  Regional Banks -- 2.7%
   680,763        Citizens Financial Group, Inc.                               $   17,829,183
 1,064,644        Huntington Bancshares, Inc.                                      11,774,963
   272,386        SunTrust Banks, Inc.                                             11,669,016
                                                                               --------------
                                                                               $   41,273,162
                                                                               --------------
                  Total Banks                                                  $  151,026,910
---------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS -- 5.5%
                  Other Diversified Financial Services -- 1.2%
   512,337        Voya Financial, Inc.                                         $   18,910,359
---------------------------------------------------------------------------------------------
                  Specialized Finance -- 1.3%
    80,199        Intercontinental Exchange, Inc.                              $   20,551,796
---------------------------------------------------------------------------------------------
                  Consumer Finance -- 1.9%
   947,432        Synchrony Financial                                          $   28,811,407
---------------------------------------------------------------------------------------------
                  Investment Banking & Brokerage -- 1.1%
   360,640        Lazard, Ltd.                                                 $   16,232,406
                                                                               --------------
                  Total Diversified Financials                                 $   84,505,968
---------------------------------------------------------------------------------------------
                  INSURANCE -- 2.9%
                  Multi-line Insurance -- 1.6%
   575,861        The Hartford Financial Services Group, Inc.                  $   25,026,919
---------------------------------------------------------------------------------------------
                  Property & Casualty Insurance -- 1.3%
   496,185        XL Group Plc                                                 $   19,440,528
                                                                               --------------
                  Total Insurance                                              $   44,467,447
---------------------------------------------------------------------------------------------
                  SOFTWARE & SERVICES -- 15.8%
                  Internet Software & Services -- 6.5%
    47,476        Alphabet, Inc. (Class A)                                     $   36,936,803
    48,753        Alphabet, Inc. (Class C)                                         36,997,677
   908,665        eBay, Inc.*                                                      24,970,114
                                                                               --------------
                                                                               $   98,904,594
---------------------------------------------------------------------------------------------
                  IT Consulting & Other Services -- 1.0%
   249,609        Cognizant Technology Solutions Corp.*                        $   14,981,532
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 19

---------------------------------------------------------------------------------------------
 Shares                                                                      Value
---------------------------------------------------------------------------------------------
                  Data Processing & Outsourced Services -- 3.7%
   734,644        PayPal Holdings, Inc.                                      $     26,594,113
   393,466        Visa, Inc.                                                       30,513,288
                                                                             ----------------
                                                                             $     57,107,401
---------------------------------------------------------------------------------------------
                  Systems Software -- 4.6%
 1,274,401        Microsoft Corp.                                            $     70,703,768
                                                                             ----------------
                  Total Software & Services                                  $    241,697,295
---------------------------------------------------------------------------------------------
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 4.5%
                  Computer Storage & Peripherals -- 4.5%
   657,229        Apple, Inc.                                                $     69,179,925
                                                                             ----------------
                  Total Technology Hardware & Equipment                      $     69,179,925
---------------------------------------------------------------------------------------------
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.1%
                  Semiconductors -- 2.1%
 1,369,820        Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)      $     31,163,405
                                                                             ----------------
                  Total Semiconductors & Semiconductor Equipment             $     31,163,405
---------------------------------------------------------------------------------------------
                  TELECOMMUNICATION SERVICES -- 0.7%
                  Integrated Telecommunication Services -- 0.7%
   222,221        Verizon Communications, Inc.                               $     10,271,055
                                                                             ----------------
                  Total Telecommunication Services                           $     10,271,055
---------------------------------------------------------------------------------------------
                  UTILITIES -- 4.5%
                  Electric Utilities -- 2.4%
   639,732        American Electric Power Co., Inc.                          $     37,277,184
---------------------------------------------------------------------------------------------
                  Multi-Utilities -- 2.1%
   813,548        Public Service Enterprise Group, Inc.                      $     31,476,172
                                                                             ----------------
                  Total Utilities                                            $     68,753,356
---------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $1,386,349,592)                                      $  1,514,676,085
---------------------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 99.2%
                  (Cost $1,386,349,592) (a)                                  $  1,514,676,085
---------------------------------------------------------------------------------------------
                  OTHER ASSETS & LIABILITIES -- 0.8%                         $     12,451,476
---------------------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                                 $  1,527,127,561
=============================================================================================

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

(a) At December 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,388,215,343 was as follows:

              Aggregate gross unrealized appreciation for all investments
                in which there is an excess of value over tax cost                   $ 161,992,712
              Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                        (35,531,970)
                                                                                     -------------
              Net unrealized appreciation                                            $ 126,460,742
                                                                                     =============

The accompanying notes are an integral part of these financial statements.

20 Pioneer Core Equity Fund | Annual Report | 12/31/15

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2015, aggregated $1,589,289,602 and $1,694,570,359, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2015, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------
                               Level 1           Level 2      Level 3        Total
-------------------------------------------------------------------------------------------
Common Stocks                  $1,514,676,085    $    --      $   --         $1,514,676,085
-------------------------------------------------------------------------------------------
    Total                      $1,514,676,085    $    --      $   --         $1,514,676,085
===========================================================================================

During the year ended December 31, 2015, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 21

Statement of Assets and Liabilities | 12/31/15

ASSETS:
  Investment in securities (cost $1,386,349,592)                             $ 1,514,676,085
  Cash                                                                            15,386,535
  Receivables --
     Fund shares sold                                                                264,849
     Dividends                                                                     1,088,622
---------------------------------------------------------------------------------------------
        Total assets                                                         $ 1,531,416,091
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                         $     2,997,200
     Fund shares repurchased                                                         815,055
     Distributions                                                                    67,794
  Due to affiliates                                                                  198,120
  Accrued expenses                                                                   210,361
---------------------------------------------------------------------------------------------
        Total liabilities                                                    $     4,288,530
=============================================================================================
NET ASSETS:
  Paid-in capital                                                            $ 1,502,343,426
  Undistributed net investment income                                                674,822
  Accumulated net realized loss on investments                                  (104,217,180)
  Net unrealized appreciation on investments                                     128,326,493
---------------------------------------------------------------------------------------------
        Total net assets                                                     $ 1,527,127,561
=============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,450,815,245/86,373,385 shares)                        $         16.80
  Class C (based on $14,106,146/933,484 shares)                              $         15.11
  Class Y (based on $62,206,170/3,670,504 shares)                            $         16.95
MAXIMUM OFFERING PRICE:
  Class A ($16.80(divided by)94.25%)                                         $         17.82
=============================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Core Equity Fund | Annual Report | 12/31/15

Statement of Operations

For the Year Ended 12/31/15

INVESTMENT INCOME:
  Dividends (net of withholding tax of $139,603)                 $ 27,166,997
  Interest                                                              7,009
-----------------------------------------------------------------------------------------------
         Total investment income                                                  $ 27,174,006
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $  8,084,987
  Transfer agent fees
     Class A                                                          992,489
     Class C                                                           16,094
     Class Y                                                            1,029
  Distribution fees
     Class A                                                        3,846,910
     Class C                                                          143,924
  Shareholder communications expense                                  964,051
  Administrative expense                                              486,188
  Custodian fees                                                       26,438
  Registration fees                                                    67,051
  Professional fees                                                    98,456
  Printing expense                                                     44,988
  Fees and expenses of nonaffiliated Trustees                          74,309
  Miscellaneous                                                        51,669
-----------------------------------------------------------------------------------------------
     Total expenses                                                               $ 14,898,583
-----------------------------------------------------------------------------------------------
         Net investment income                                                    $ 12,275,423
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND CLASS ACTIONS:
Net realized gain (loss) on:
  Investments                                                    $169,511,307
  Class actions                                                       817,762    $ 170,329,069
-----------------------------------------------------------------------------------------------
Change in net unrealized depreciation
     on investments                                                              $(207,621,244)
-----------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments                                $ (37,292,175)
-----------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                           $ (25,016,752)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 23

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
                                                                 Year Ended            Year Ended
                                                                 12/31/15              12/31/14
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $    12,275,423       $    17,063,871
Net realized gain (loss) on investments and class actions            170,329,069           110,426,034
Change in net unrealized appreciation (depreciation)
  on investments                                                    (207,621,244)           36,075,784
-------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations                                          $   (25,016,752)      $   163,565,689
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.12 and $0.16 per share, respectively)          $   (10,718,695)      $   (15,012,625)
      Class C ($0.01 and $0.06 per share, respectively)                   (7,356)              (55,064)
      Class Y ($0.18 and $0.22 per share, respectively)                 (661,431)             (824,165)
-------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $   (11,387,482)      $   (15,891,854)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $    41,123,837       $    53,337,764
Reinvestment of distributions                                         10,370,474            14,517,279
Cost of shares repurchased                                          (173,535,422)         (189,173,394)
-------------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                 $  (122,041,111)      $  (121,318,351)
-------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $  (158,445,345)      $    26,355,484
NET ASSETS:
Beginning of year                                                $ 1,685,572,906       $ 1,659,217,422
-------------------------------------------------------------------------------------------------------
End of year                                                      $ 1,527,127,561       $ 1,685,572,906
=======================================================================================================
Undistributed net investment income                              $       674,822       $     1,201,447
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Core Equity Fund | Annual Report | 12/31/15

-------------------------------------------------------------------------------------------------------
                                Year Ended       Year Ended           Year Ended         Year Ended
                                12/31/15         12/31/15             12/31/14           12/31/14
                                Shares           Amount               Shares             Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold                      1,305,754       $  23,986,790          1,659,757        $  27,166,910
Reinvestment of
   distributions                   602,372          10,180,051            817,018           14,256,940
Less shares repurchased         (8,948,092)       (154,134,844)       (10,011,567)        (163,425,287)
-------------------------------------------------------------------------------------------------------
      Net decrease              (7,039,966)      $(119,968,003)        (7,534,792)       $(122,001,437)
=======================================================================================================
Class B*
Shares exchanged                        --       $          --              5,021        $      72,059
Reinvestment of
   distributions                        --                  --                 --                   --
Less shares repurchased                 --                  --           (214,474)          (3,255,376)
-------------------------------------------------------------------------------------------------------
      Net decrease                      --       $          --           (209,453)       $  (3,183,317)
=======================================================================================================
Class C
Shares sold                        269,937       $   4,172,645            300,009        $   4,477,066
Reinvestment of
   distributions                       438               6,653              3,064               48,167
Less shares repurchased           (231,437)         (3,555,586)          (191,359)          (2,797,736)
-------------------------------------------------------------------------------------------------------
      Net increase                  38,938       $     623,712            111,714        $   1,727,497
=======================================================================================================
Class Y
Shares sold                        741,607       $  12,964,402          1,260,451        $  21,621,729
Reinvestment of
   distributions                    10,778             183,770             12,055              212,172
Less shares repurchased           (912,428)        (15,844,992)        (1,216,700)         (19,694,995)
-------------------------------------------------------------------------------------------------------
      Net increase
           (decrease)             (160,043)      $  (2,696,820)            55,806        $   2,138,906
=======================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 25

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                             Year             Year         Year         Year          Year
                                                             Ended            Ended        Ended        Ended         Ended
                                                             12/31/15         12/31/14     12/31/13(a)  12/31/12(a)   12/31/11(a)
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    17.18       $    15.70   $    12.06   $ 10.61       $ 10.57
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.13(b)    $     0.18   $     0.10   $  0.08       $  0.06
   Net realized and unrealized gain (loss) on investments         (0.39)            1.46         3.63      1.45          0.05
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $    (0.26)      $     1.64   $     3.73   $  1.53       $  0.11
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.12)      $    (0.16)  $    (0.09)  $ (0.08)      $ (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (0.38)      $     1.48   $     3.64   $  1.45       $  0.04
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    16.80       $    17.18   $    15.70   $ 12.06       $ 10.61
=================================================================================================================================
Total return*                                                     (1.49)%(d)       10.44%       31.02%    14.51%         0.97%
Ratio of net expenses to average net assets (c)                    0.93%            0.94%        0.99%     1.25%         1.25%
Ratio of net investment income (loss) to average net assets        0.75%            1.03%        0.70%     0.76%         0.59%
Portfolio turnover rate                                             100%              57%          67%       59%           57%
Net assets, end of period (in thousands)                     $1,450,815       $1,605,301   $1,585,294   $23,907       $15,957
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (c)                        0.93%            0.94%        0.99%     1.59%         1.55%
   Net investment income (loss) to average net assets              0.75%            1.03%        0.70%     0.42%         0.29%
=================================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.


(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c)  Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (1.55)%.

+    Amount rounds to less than 0.01%.

The  accompanying notes are an integral part of these financial statements.

26 Pioneer Core Equity Fund | Annual Report | 12/31/15

---------------------------------------------------------------------------------------------------------------------------------
                                                             Year             Year         Year         Year          Year
                                                             Ended            Ended        Ended        Ended         Ended
                                                             12/31/15         12/31/14     12/31/13(a)  12/31/12(a)   12/31/11(a)
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 15.48          $ 14.19      $ 10.93      $  9.65       $   9.64
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.01)(b)(c)   $  0.02      $ (0.02)(c)  $ (0.01)(c)   $  (0.03)
   Net realized and unrealized gain (loss) on investments      (0.35)            1.33         3.28         1.30           0.04
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.36)         $  1.35      $  3.26      $  1.29       $   0.01
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.01)         $ (0.06)     $    --      $ (0.01)      $     --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.37)         $  1.29      $  3.26      $  1.28       $   0.01
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 15.11          $ 15.48      $ 14.19      $ 10.93       $   9.65
=================================================================================================================================
Total return*                                                  (2.34)%(e)        9.52%       29.81%       13.37%          0.11%
Ratio of net expenses to average net assets (d)                 1.74%            1.81%        1.92%        2.15%          2.15%
Ratio of net investment income (loss) to average net assets    (0.06)%           0.14%       (0.17)%      (0.14)%        (0.32)%
Portfolio turnover rate                                          100%              57%          67%          59%            57%
Net assets, end of period (in thousands)                     $14,106          $13,848      $11,112      $ 3,695       $  1,829
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (d)                     1.74%            1.81%        1.92%        2.31%          2.35%
   Net investment income (loss) to average net assets          (0.06)%           0.14%       (0.17)%      (0.30)%        (0.52)%
=================================================================================================================================



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c) The amount shown for a share outstanding does not correspond with the net investment gain on the Statement of Operations for the period due to timing of the sales and repurchase of shares.


(d)  Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (2.40)%.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 27

---------------------------------------------------------------------------------------------------------------------------------
                                                             Year             Year         Year         Year          Year
                                                             Ended            Ended        Ended        Ended         Ended
                                                             12/31/15         12/31/14     12/31/13(a)  12/31/12(a)   12/31/11(a)
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 17.34          $ 15.85      $ 12.17      $ 10.69       $ 10.66
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.19(b)       $  0.20      $  0.14      $  0.11       $  0.10
   Net realized and unrealized gain (loss) on investments      (0.40)            1.51         3.68         1.47          0.03
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $ (0.21)         $  1.71      $  3.82      $  1.58       $  0.13
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.18)         $ (0.22)     $ (0.14)     $ (0.10)      $ (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.39)         $  1.49      $  3.68      $  1.48       $  0.03
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 16.95          $ 17.34      $ 15.85      $ 12.17       $ 10.69
=================================================================================================================================
Total return*                                                  (1.21)%(d)       10.75%       31.49%       14.81%         1.20%
Ratio of net expenses to average net assets (c)                 0.62%            0.63%        0.75%        1.02%         0.97%
Ratio of net investment income (loss) to average net assets     1.07%            1.37%        1.01%        0.97%         0.81%
Portfolio turnover rate                                          100%              57%          67%          59%           57%
Net assets, end of period (in thousands)                     $62,206          $66,424      $59,812      $33,875       $30,811
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the period presented.


(c)  Includes interest expense of 0.00%, 0.00%+, 0.00%, 0.00%, and 0.00%, respectively.


(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (1.27)%.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Core Equity Fund | Annual Report | 12/31/15

Notes to Financial Statements | 12/31/15

1. Organization and Significant Accounting Policies

Pioneer Core Equity Fund (the Fund) is a diversified series of Pioneer Series Trust XI, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 29

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2015, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

30 Pioneer Core Equity Fund | Annual Report | 12/31/15

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 31 differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2015, the Fund reclassified $59,560 to decrease paid in capital, $1,414,566 to decrease undistributed net investment income and $1,474,126 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At December 31, 2015, the Fund had a net capital loss carryforward of $101,676,607 of which the following amounts will expire between 2016 and 2017 if not utilized: $18,376,012 in 2016 and $83,300,595 in 2017.

     During the year ended December 31, 2015, a capital loss carryforward of $169,199,462 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended December 31, 2015, and December 31, 2014, was as follows:

     ---------------------------------------------------------------------------
                                                     2015                   2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                          $11,387,482            $15,891,854
     ---------------------------------------------------------------------------
         Total                                $11,387,482            $15,891,854
     ===========================================================================

     The following shows components of distributable earnings on a federal income tax basis at December 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
      Distributable earnings:
      Capital loss carryforward                                    $(101,676,607)
      Net unrealized appreciation                                    126,460,742
     ---------------------------------------------------------------------------
           Total                                                   $  24,784,135
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, partnerships and other holdings.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $58,297 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2015.

32 Pioneer Core Equity Fund | Annual Report | 12/31/15

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 33 the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended December 31, 2015, the Fund had no open repurchase agreements.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets. For the year ended December 31, 2015, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28,215 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2015.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  913,293
Class C                                                                   10,855
Class Y                                                                   39,903
--------------------------------------------------------------------------------
  Total                                                               $  964,051
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $148,969 in transfer agent fees and out-of-pocket reimbursements payable to the transfer agent at December 31, 2015.

34 Pioneer Core Equity Fund | Annual Report | 12/31/15

4.   Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,936 in distribution fees payable to PFD at December 31, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 2015, CDSC in the amount of $1,489 were paid to PFD.

5. Expense Offset Arrangements

The Fund entered into certain expense offset arrangements with PIMSS. For the year ended December 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 35

Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2015, the Fund had no borrowings under the credit facility.

36 Pioneer Core Equity Fund | Annual Report | 12/31/15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XI and
Shareowners of Pioneer Core Equity Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Core Equity Fund (the "Fund") (the Fund constituting Pioneer Series Trust XI), as of December 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 25, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Core Equity Fund as of December 31, 2015, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Diloitte & Touch LLP

Boston, Massachusetts
February 23, 2016

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 37

Additional Information

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

38 Pioneer Core Equity Fund | Annual Report | 12/31/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Core Equity Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 39

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance and the steps taken by PIM to address the Fund's performance, including reducing certain sector exposures. It also was noted that Craig Sterling, a Senior Vice President and Head of Equity Research, U.S., became a portfolio manager of the Fund in May, 2015. The Trustees' reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a

40 Pioneer Core Equity Fund | Annual Report | 12/31/15 peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 41
profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

42 Pioneer Core Equity Fund | Annual Report | 12/31/15

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 43

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                              Other Directorships
Position Held With the Fund Length of Service      Principal Occupation                                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (65)        Trustee since 2006.    Private investor (2004 - 2008 and 2013 - present);       Director, Broadridge
Chairman of the Board       Serves until a         Chairman (2008 - 2013) and Chief Executive Officer       Financial Solutions,
and Trustee                 successor trustee      (2008 - 2012), Quadriserv, Inc. (technology              Inc. (investor
                            is elected or          products for securities lending industry); and           communications and
                            earlier retirement     Senior Executive Vice President, The Bank of New         securities processing
                            or removal.            York (financial and securities services) (1986 -         provider for financial
                                                   2004)                                                    services industry) (2009
                                                                                                            - present); Director,
                                                                                                            Quadriserv, Inc. (2005 -
                                                                                                            2013); and Commissioner,
                                                                                                            New Jersey State Civil
                                                                                                            Service Commission (2011
                                                                                                            - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)          Trustee since 2005.    Managing Partner, Federal City Capital Advisors          Director of New York
Trustee                     Serves until a         (corporate advisory services company) (1997 - 2004       Mortgage Trust (publicly
                            successor trustee      and 2008 - present); Interim Chief Executive             -traded mortgage REIT)
                            is elected or          Officer, Oxford Analytica, Inc. (privately-held          (2004 - 2009, 2012 -
                            earlier retirement     research and consulting company) (2010); Executive       present); Director of
                            or removal.            Vice President and Chief Financial Officer,              The Swiss Helvetia Fund,
                                                   I-trax, Inc. (publicly traded health care services       Inc. (closed- end fund)
                                                   company) (2004 - 2007); and Executive Vice                (2010 - present);
                                                   President and Chief Financial Officer, Pedestal          Director of Oxford
                                                   Inc. (internet-based mortgage trading company)           Analytica, Inc. (2008 -
                                                   (2000 - 2002); Private consultant (1995-1997),           present); and Director
                                                   Managing Director, Lehman Brothers (investment           of Enterprise Community
                                                   banking firm) (1992-1995); and Executive, The World      Investment, Inc.
                                                   Bank (1979-1992)                                         (privately-held
                                                                                                            affordable housing
                                                                                                            finance company) (1985 -
                                                                                                            2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman        Trustee since 2008.    William Joseph Maier Professor of Political              Trustee, Mellon
(71)                        Serves until a         Economy, Harvard University (1972 - present)             Institutional Funds
Trustee                     successor trustee                                                               Investment Trust and
                            is elected or                                                                   Mellon Institutional
                            earlier retirement                                                              Funds Master Portfolio
                            or removal.                                                                     (oversaw 17 portfolios
                                                                                                            in fund complex) (1989-
                                                                                                            2008)
------------------------------------------------------------------------------------------------------------------------------------

44 Pioneer Core Equity Fund | Annual Report | 12/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                              Other Directorships
Position Held With the Fund Length of Service      Principal Occupation                                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham        Trustee since 1990.    Founding Director, Vice President and Corporate          None
(68)                        Serves until a         Secretary, The Winthrop Group, Inc. (consulting
Trustee                     successor trustee      firm) (1982 - present); Desautels Faculty of
                            is elected or          Management, McGill University (1999 - present); and
                            earlier retirement     Manager of Research Operations and Organizational
                            or removal.            Learning, Xerox PARC, Xerox's advance research
                                                   center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)    Trustee since 1982.    President and Chief Executive Officer, Newbury,          Director of New America
Trustee                     Serves until a         Piret & Company, Inc. (investment banking firm)          High Income Fund, Inc.
                            successor trustee      (1981 - present)                                         (closed-end investment
                            is elected or                                                                   company) (2004 -
                            earlier retirement                                                              present); and Member,
                            or removal.                                                                     Board of Governors,
                                                                                                            Investment Company
                                                                                                            Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)      Trustee since 2014.    Consultant (investment company services) (2012 -         None
Trustee                     Serves until a         present); Executive Vice President, BNY Mellon
                            successor trustee      (financial and investment company services) (1969 -
                            is elected or          2012); Director, BNY International Financing Corp.
                            earlier retirement     (financial services) (2002 - 2012); and Director,
                            or removal.            Mellon Overseas Investment Corp. (financial
                                                   services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 45

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                              Other Directorships
Position Held With the Fund Length of Service      Principal Occupation                                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*     Trustee since 2014.    Director and Executive Vice President (since 2008) and   None
Trustee                     Serves until a         Chief Investment Officer, U.S. (since 2010) of PIM-USA;
                            successor trustee is   Executive Vice President of Pioneer (since 2008);
                            elected or earlier     Executive Vice President of Pioneer Institutional Asset
                            retirement or          Management, Inc. (since 2009); and Portfolio Manager of
                            removal.               Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

46 Pioneer Core Equity Fund | Annual Report | 12/31/15

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                              Other Directorships
Position Held With the Fund Length of Service      Principal Occupation                                     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (59)**     Advisory Trustee       Chief Investment Officer, 1199 SEIU Funds                Trustee of Pioneer
Advisory Trustee            since 2014.            (healthcare workers union pension funds) (2001 -         closed-end investment
                                                   present); Vice President - International                 companies (5 portfolios)
                                                   Investments Group, American International Group,         (Sept. 2015 - present)
                                                   Inc. (insurance company) (1993 - 2001); Vice
                                                   President Corporate Finance and Treasury Group,
                                                   Citibank, N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                   President - Asset/Liability Management Group,
                                                   Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group, Shearson
                                                   Lehman Hutton, Inc. (investment bank) (1987 -
                                                   1988); and Mortgage Strategies Group, Drexel
                                                   Burnham Lambert, Ltd. (investment bank) (1986 -
                                                   1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 47

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                              Other Directorships
Position Held With the Fund Length of Service      Principal Occupation                                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)          Since 2014. Serves     Chair, Director, CEO and President of Pioneer            Trustee of Pioneer
President and Chief         at the discretion      Investment Management-USA (since September 2014);        closed-end investment
Executive Officer           of the Board.          Chair, Director, CEO and President of Pioneer            companies (5 portfolios)
                                                   Investment Management, Inc. (since September 2014);      (Sept. 2015 - present)
                                                   Chair, Director, CEO and President of Pioneer Funds
                                                   Distributor, Inc. (since September 2014); Chair,
                                                   Director, CEO and President of Pioneer Institutional
                                                   Asset Management, Inc. (since September 2014); and
                                                   Chair, Director, and CEO of Pioneer Investment
                                                   Management Shareholder Services, Inc. (since
                                                   September 2014); Managing Director, Morgan Stanley
                                                   Investment Management (2010 - 2013); and Director of
                                                   Institutional Business, CEO of International, Eaton
                                                   Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley       Since 2003. Serves     Vice President and Associate General Counsel of          None
(51)                        at the discretion      Pioneer since January 2008; Secretary and Chief Legal
Secretary and Chief         of the Board.          Officer of all of the Pioneer Funds since June 2010;
Legal Officer                                      Assistant Secretary of all of the Pioneer Funds from
                                                   September 2003 to May 2010; and Vice President and
                                                   Senior Counsel of Pioneer from July 2002 to December
                                                   2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)      Since 2010. Serves     Fund Governance Director of Pioneer since December       None
Assistant Secretary         at the discretion      2006 and Assistant Secretary of all the Pioneer Funds
                            of the Board.          since June 2010; Manager - Fund Governance of Pioneer
                                                   from December 2003 to November 2006; and Senior
                                                   Paralegal of Pioneer from January 2000 to November
                                                   2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)           Since 2010. Serves     Senior Counsel of Pioneer since May 2013 and             None
Assistant Secretary         at the discretion      Assistant Secretary of all the Pioneer Funds since
                            of the Board.          June 2010; and Counsel of Pioneer from June 2007 to
                                                   May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)        Since 2008. Serves     Vice President - Fund Treasury of Pioneer; Treasurer     None
Treasurer and Chief         at the discretion      of all of the Pioneer Funds since March 2008; Deputy
Financial and               of the Board.          Treasurer of Pioneer from March 2004 to February
Accounting Officer                                 2008; and Assistant Treasurer of all of the Pioneer
                                                   Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Core Equity Fund | Annual Report | 12/31/15

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                              Other Directorships
Position Held With the Fund Length of Service      Principal Occupation                                     Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)       Since 2000. Serves at  Director - Fund Treasury of Pioneer; and Assistant       None
Assistant Treasurer         the discretion of the  Treasurer of all of the Pioneer Funds
                            Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)          Since 2002. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer; and  None
Assistant Treasurer         the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                            Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)       Since 2009. Serves at  Fund Administration Manager - Fund Treasury of Pioneer   None
Assistant Treasurer         the discretion of the  since November 2008; Assistant Treasurer of all of the
                            Board.                 Pioneer Funds since January 2009; and Client Service
                                                   Manager - Institutional Investor Services at State
                                                   Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)        Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the       None
Chief Compliance Officer    the discretion of the  Pioneer Funds since March 2010; Chief Compliance Officer
                            Board.                 of Pioneer Institutional Asset Management, Inc. since
                                                   January 2012; Chief Compliance Officer of Vanderbilt
                                                   Capital Advisors, LLC since July 2012: Director of
                                                   Adviser and Portfolio Compliance at Pioneer since
                                                   October 2005; and Senior Compliance Officer for Columbia
                                                   Management Advisers, Inc. from October 2003 to October
                                                   2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)        Since 2006. Serves at  Director - Transfer Agency Compliance of Pioneer and     None
Anti-Money                  the discretion of the  Anti-Money Laundering Officer of all the Pioneer Funds
Laundering Officer          Board.                 since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 49

                            This page for your notes.

50 Pioneer Core Equity Fund | Annual Report | 12/31/15

                            This page for your notes.

                          Pioneer Core Equity Fund | Annual Report | 12/31/15 51

                            This page for your notes.

52 Pioneer Core Equity Fund | Annual Report | 12/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 18630-10-0216

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Series Trust XI:
The audit fees for the Trust were $23,129 payable to Deloitte & Touche LLP for the year ended
December 31, 2015 and $22,869 for the year ended December 31, 2014.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Series Trust XI:
The tax fees for the Trust were $5,600
payable to Deloitte & Touche LLP for the year ended
December 31, 2015 and $5,600 for the year ended December 31, 2014.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31 2015 and 2014, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $5,600 payable to Deloitte & Touche LLP for the year ended
December 31, 2015 and $5,600 for the year ended December 31, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 29, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 29, 2016

* Print the name and title of each signing officer under his or her signature.